Exhibit 10.5

FOURTH AMENDMENT TO CREDIT AGREEMENT

        This Fourth Amendment to Credit Agreement (this “Fourth Amendment”) dated as of May 13, 2003, to be effective as set forth in Section 4 hereof, is among Comstock Resources, Inc., a Nevada corporation (“Borrower”), certain of the Lenders from time to time party to the Credit Agreement (as defined below) comprising not less than the Majority Lenders, Toronto Dominion (Texas), Inc., (“Administrative Agent”), and The Toronto-Dominion Bank (“Issuing Bank”).

PRELIMINARY STATEMENT

         A.    The Borrower, the Lenders, the Administrative Agent and the Issuing Bank have entered into that certain Credit Agreement dated as of December 17, 2001, as amended by the First Amendment to Credit Agreement dated as of December 26, 2001, and as further amended by the Second Amendment to Credit Agreement dated as of February 4, 2002, and as further amended by the Third Amendment to Credit Agreement dated as of April 15, 2002 (such Credit Agreement, as so amended and as otherwise amended, restated or supplemented from time to time until the date hereof, the “Credit Agreement”).

         B.    The Borrower intends to redeem and retire outstanding Indenture Debt in an aggregate principal amount of up to $20,000,000 in accordance with the Indenture Debt Documents and has requested that the Administrative Agent, the Issuing Bank and the Lenders enter into this Fourth Amendment for the purpose of permitting such redemption and retirement.

         C.    The Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto have agreed on the terms and subject to the conditions set forth herein to amend certain provisions of the Credit Agreement in order to permit the redemption and retirement of outstanding Indenture Debt in an aggregate principal amount of up to $20,000,000 in accordance with the Indenture Debt Documents.

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

        Section 1.    Definitions.  Unless otherwise defined in this Fourth Amendment, each capitalized term used in this Fourth Amendment has the meaning assigned to such term in the Credit Agreement.

         Section 2.    Amendment of Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition of “Permitted Redemption” in the alphabetically appropriate place therein:

“‘Permitted Redemption’ means the redemption and retirement by the Borrower of outstanding Indenture Debt in an aggregate principal amount of up to $20,000,000 in accordance with the Indenture Debt Documents, provided that the maximum amount expended by the Borrower to consummate such redemption and retirement shall not exceed the sum of (x) $20,000,000, plus (y) the aggregate amount of any interest or premium payable in respect of the redemption and retirement of such Indenture Debt to the holders thereof, and (z) any reasonable and customary costs, expenses and fees payable in respect of the redemption and retirement of such Indenture Debt.”

(b) Clause (e)of Section 7.6 of the Credit Agreement and the provison immediately following such clause (e) are hereby amended and restated in their entirety to provide as follows:

         “(e) without duplication,(i) the Permitted Redemption and (ii) other Restricted Payments that, when aggregated with all Optional Indenture Payments pursuant to Section 7.12, if any, would not exceed $10,000,000 in aggregate amount since the Closing Date; provided that both before and after giving effect to the Permitted Redemption or such Restricted Payment, as applicable, (on a pro forma basis acceptable to the Administrative Agent) no Default or Event of Default shall have occurred and be continuing and all representations and warranties contained in Article V hereof shall be true and correct in all material respects as if made at the time of such Restricted Payment;

provided,however, that notwithstanding the foregoing, no Restricted Payment (other than Restricted Payments pursuant to clause (a) and clause (d)) shall be made at any time when the Outstanding Amount exceeds, or would exceed after giving effect to any Credit Extension the proceeds of which are used (or are intended to be used) to fund any portion of such Restricted Payment, 80% of the Aggregate Commitments; and further provided, however, that the Borrower will not issue any Disqualified Stock other than the Preferred Stock.”

(c) Subclause (i) of Section 7.12(a) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“(i) Make, or permit any Subsidiary to make, any optional payment, defeasance (whether a covenant defeasance, legal defeasance or other defeasance), prepayment or redemption of any of its Indenture Debt or enter into any agreement or arrangement providing for any defeasance of any kind of any of its Indenture Debt (all of the foregoing defined herein as “Optional Indenture Payments”), except (A) the Permitted Redemption and (B) such other Optional Indenture Payments that, when aggregated with all Restricted Payments made pursuant to Section 7.6(e), if any, would not exceed $10,000,000 in aggregate amount since the Closing Date, provided that both before and after giving effect to any Optional Indenture Payment (on a pro forma basis acceptable to the Administrative Agent) no Default or Event of Default shall have occurred and be continuing and all representations and warranties contained in Article V hereof shall be true and correct in all material respects as if made at the time of the applicable Optional Indenture Payment, and further provided, that the Borrower shall not make any Optional Indenture Payments at any time when the Outstanding Amount exceeds, or would exceed after giving effect to any Credit Extension the proceeds of which are used (or are intended to be used) to fund any portion of any Optional Indenture Payments, 80% of the Aggregate Commitments, or”

         Section 3.    Ratification.The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.

         Section 4.    Effectiveness.This Fourth Amendment shall become effective as of the date first written above upon satisfaction of each of the conditions set forth in this Section 4:

(a)	The Administrative Agent shall have received duly executed counterparts of this Fourth Amendment from the Borrower, the Issuing Bank and the Majority Lenders, together with a duly executed consent of each Guarantor to this Fourth Amendment and a ratification of each Loan Document to which such Guarantor is a party.

(b)	The Borrower shall have confirmed and acknowledged to the Administrative Agent, the Issuing Bank and the Lenders, and by its execution and delivery of this Fourth Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent, the Issuing Bank and the Lenders, that (i) the execution, delivery and performance of this Fourth Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

        Section 5.    Condition Subsequent. Promptly following the redemption and retirement of any Indenture Debt, the Borrower covenants to deliver to the Administrative Agent a certificate of an Responsible Officer of the Borrower setting forth the principal amount of all Indenture Debt that has been redeemed and retired by the Borrower since the date of this Fourth Amendment in accordance with the Indenture Debt Documents, together with such other related materials evidencing such redemption and retirement as the Administrative Agent may request in its sole discretion.

        Section 6.    Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law except section 5-1401 of the New York General Obligations Law).

        Section 7.    Miscellaneous. (a) On and after the effectiveness of this Fourth Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Fourth Amendment; (b) the execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent, the Issuing Bank and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Fourth Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

        Section 8.    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                        BORROWER:

                                        COMSTOCK RESOURCES, INC.,
                                        a Nevada Corporation

                                        By:/s/M. JAY ALLISON
                                        --------------------
                                        Name: M. Jay Allison
                                        Title: President and
                                               Chief Executive Officer

                                        ADMINISTRATIVE AGENT, ISSUING BANK
                                        AND LENDERS:

                                        TORONTO DOMINION (TEXAS), INC.
                                        as Administrative Agent and Lender

                                        By:/s/JANO NIXON
                                        ------------------
                                        Name: Jano Nixon
                                        Title: Vice President

                                        THE TORONTO DOMINION BANK
                                        as Issuing Bank

                                        By:/s/JANO NIXON
                                        ------------------
                                        Name:  Jano Nixon
                                        Title: Manager, Syndication
                                               and Credit Administration

                                        BANK OF MONTREAL, INC.
                                        as Syndication Agent and Lender

                                        By:/s/JAMES V. DUCOTE
                                        -------------------------
                                        Name:  James V. Ducote
                                        TITLE: Director

S-1

                               FORTIS CAPITAL CORP.

                                    By:/s/DAVID MONTGOMERY
                                    Name:David Montgomery
                                    Title: Senior Vice President

                                    By:/s/DARRELL W. HOLLEY
                                    ---------------------
                                    Name:Darrell W. Holley
                                    Title: Managing Director

                                    BANK OF SCOTLAND

                                    By:/s/JOSEPH FRATUS
                                    ---------------------
                                    Name:Joseph Fratus
                                    Title:First Vice President

                                    WASHINGTON MUTUAL BANK, FA

                                    By:/s/MARK ISENSEE
                                    ---------------------
                                    Name:Mark Isensee
                                    Title:Vice President

                                    CIBC INC.

                                    By:/s/MARYBETH ROSS
                                    ---------------------
                                    Name:Marybeth Ross
                                    Title: Authorized Signatory

                                    COMERICA BANK-TEXAS

                                    By:/s/PETER L. SEFZIK
                                    Name: Peter L. Sefzik
                                    Title:Assistant Vice President

S-2

                                    COMPASS BANK

                                    By:/s/DOROTHY MARCHAND
                                    ---------------------
                                    Name:Dorothy Marchand
                                    Title:Senior Vice President

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:/s/CURT QUEYROUZE
                                    ---------------------
                                    Name:Curt Queyrouze
                                    Title:Sr. Vice President

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:/s/SEAN MURPHY
                                    ---------------------
                                    Name:Sean Murphy
                                    Title:Vice President

                                    HIBERNIA NATIONAL BANK

                                    By:/s/DARIA MAHONEY
                                    ---------------------
                                    Name:Daria Mahoney
                                    Title: Vice President

                                    NATEXIS BANQUES POPULAIRES

                                    By:/s/DONOVAN C. BROUSSARD
                                    ---------------------------
                                    Name:Donovan C. Broussard
                                    Title:Vice President and Manager

                                    By:/s/PHILIPPE ROBIN
                                    ---------------------------
                                    Name:Philippe Robin
                                    Title:Senior Vice President

S-3

ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Fourth Amendment to Credit Agreement dated as of May 13, 2003 (the “Fourth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Fourth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Fourth Amendment.

                               COMSTOCK OIL & GAS, INC.
                               COMSTOCK OIL & GAS HOLDINGS, INC.
                               COMSTOCK OIL & GAS - LOUISIANA, LLC
                               COMSTOCK OFFSHORE, LLC
                               DEVX ENERGY, INC., a Delaware corporation
                               DEVX ENERGY, INC., a Nevada corporation
                               DEVX OPERATING COMPANY

                               By:/s/M. JAY ALLISON
                               --------------------
                               Name: M. Jay Allison
                               Title:President and Chief Executive Officer